As filed with the Securities and Exchange Commission on February 28, 2005.

File No. 333-23271

File No. 811-08091

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 11	☒

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

213 Washington Street, 15th Floor

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-7333

Andrew M. Shainberg, Esq.

Vice President, Corporate Counsel

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on May 1, 2005 pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2005 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS

MAY 2, 2005

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECTSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America (“Prudential”) to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified defined contribution annuity plans. In this Prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us”. We may refer to a participant under a retirement plan as “you.”

We sell one of the Contracts (the “Small Plan Contract”) exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants.

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 22 Subaccounts. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio	Flexible Managed Portfolio	Equity Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Jennison Portfolio
Government Income Portfolio	Stock Index Portfolio	Global Portfolio
Conservative Balanced Portfolio	Prudential Value Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Core Equity Fund	AIM V.I. Premier Equity Fund

CREDIT SUISSE TRUST	JANUS ASPEN SERIES
Global Small Cap Portfolio	Large Cap Growth Portfolio
International Growth Portfolio

MFS VARIABLE INSURANCE TRUST	PIMCO Advisers VIT
Emerging Growth Series	OpCap Managed Portfolio
Research Series	OpCap Small Cap Portfolio

T. ROWE PRICE EQUITY SERIES, INC.	T. ROWE PRICE INTERNATIONAL SERIES, INC.
Equity Income Portfolio	International Stock Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time. In this Prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Information (“SAI”), dated May 2, 2005. That SAI is legally a part of this Prospectus. If you are a participant in certain types of plans (generally 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The SEC’s mailing address is 450 Fifth Street, N.W., Washington, DC 20549-0102, and its public reference number is (202) 942-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appears on page      of this Prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have registered the contracts with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone 1-800-458-6333

* DISCOVERY SELECT is a service mark of The Prudential Insurance Company of America

PROSPECTUS CONTENTS

Page
GLOSSARY	1
BRIEF DESCRIPTION OF THE CONTRACTS	2
SUMMARY OF CONTRACT EXPENSES	4
GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
The Prudential Discovery Select Group Variable Contract Account	7
The Funds	8
Guaranteed Interest Account	11
THE CONTRACTS	11
The Accumulation Period	12
Allocation of Purchase Payments	13
Asset Allocation Program	13
Transfers	13
Dollar Cost Averaging	15
Auto-Rebalancing	15
Withdrawals	15
Systematic Withdrawal Plan	16
Texas Optional Retirement Program	17
Death Benefit	18
Discontinuance of Contributions	19
Loan Program	20
Modified Procedures	23
CHARGES, FEES AND DEDUCTIONS	23
Administrative Fee and Annual Account Charge	23
Charge for Assuming Mortality and Expense Risks	24
Expenses Incurred by the Funds	24
Withdrawal Charge	24
Limitations on Withdrawal Charge	25
Aggregate Nature of Charges	26
Taxes Attributable to Premium	27
Requests, Consents and Notices	27
FEDERAL TAX STATUS	27
NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS	29
EFFECTING AN ANNUITY	32
Life Annuity with Payments Certain	32
Annuity Certain	32
Joint and Survivor Annuity with Payments Certain	33
Purchasing the Annuity	33
Spousal Consent Rules for Certain Retirement Plans	33
OTHER INFORMATION	34
Misstatement of Age or Sex	34
Sale of the Contract and Sales Commissions	34
Voting Rights	35
Substitution of Fund Shares	35
Reports to Participants	36
State Regulation	36
Litigation	36
Statement of Additional Information	37
Additional Information	37

i

GLOSSARY

Account—See the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

Beneficiary—A person designated to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

Contract Value—The dollar amount held under a Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Advisers VIT, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Select Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

Small Plan Contract—A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

Unit And Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other Contracts. Other Contracts, as to which we have lowered the asset-based administrative fee, also will have different Unit Values.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to nonqualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 22 variable investment options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the Funds listed beginning on page 8. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options with respect to all the Contracts. We deduct an administrative charge from the assets held in the variable investment options, which charge is equal to a maximum annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to an annual rate of 1.05% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Tables, pages 4 and 5, and under Administrative Fee and Annual Account Charge, page 23.

With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

Under Contracts other than the Small Plan Contract, we may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of a Participant. The maximum withdrawal charge for such Contracts is 5% of the contributions made on behalf of the Participant. Participants in a Small Plan Contract do not pay a withdrawal charge when they redeem some or all of their Units in the Account or their Participant Account Value in the Guaranteed Interest Account. Instead, Prudential will assess a withdrawal charge of up to 5% of the amount of Participant and Employer contributions that are withdrawn in connection with a full or partial termination by the Employer of its participation in the Small Plan Contract. Prudential will impose this withdrawal charge only during the first 5 years following the effective date of the Small Plan Contract. We will consider an Employer to have fully or partially terminated its participation in the Small Plan Contract if it provides Prudential notice of its intent to terminate the Contract, if the plan terminates or is no longer a qualified plan, or if Prudential terminates the Contract by reason of the Contractholder failing to meet its contractual obligations.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled Charges, Fees and Deductions, page 23.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See “Withdrawals,” page 15. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See “Federal Tax Status,” page 27. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling Prudential at 1-800-458-6333. All permitted internet transactions may be made through www.prudential.com. You must send all permitted written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See “Modified Procedures,” page 23. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received by Prudential in good order on a given Business Day before the established transaction cutoff time (4 p.m. Eastern time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Select Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see “Charges, Fees and Deductions” on page 23. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Years of Contract Participation*
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and subsequent years	0%

*	With respect to small plan contracts, we assess a withdrawal charge in connection with a full or partial termination by the Employer of its participation in the small plan contract.

The next tables describe the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Maximum Annual Account Charge	$32

Insurance and Administrative Expenses for Contracts Other Than Small Plan Contract (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.85%

Total Separate Account Annual Expenses	1.00%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Expenses For Small Plan Contracts (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee	1.05%

Total Separate Account Annual Expenses	1.20%

There is a charge for premium tax imposed on us by certain states/jurisdictions of up to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by Discovery Select Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	%	%

*	The expenses of certain funds may be reduced under expense reimbursement arrangements. Including the effect of such expense reimbursements, the minimum and maximum expenses were % and % respectively.

Expense Examples

These examples are intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

Contracts Other Than Small Plan Contracts

If a Participant withdraws his entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the cumulative expenses indicated in Example 1a below on each $10,000 invested. Example 1b assumes that a Participant does not withdraw. The cumulative expenses shown below would be incurred with respect to a Contract other than the Small Plan Contract, and both examples assume an administrative fee of 0.85% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 0.85%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge (but not any withdrawal charge) if you apply your Account Value to an annuity option on a date other than January 1 of a year.

Example 1a:

Example 1b:

If you withdraw your assets				If you do not withdraw your assets
1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
$774	$1,142	$1,537	$3,045	$274	$842	$1,437	$3,045

Small Plan Contracts

In the event of a full or partial Contract termination, resulting in a withdrawal from the specified Subaccount just prior to the end of the applicable time period, each Participant would pay the cumulative expenses indicated in example 2a on each $10,000 invested. Example 2b assumes that no full or partial contract termination has occurred. Both examples assume an administrative fee of 1.05% and a mortality and expense risk charge of 0.15%. If the administrative fee were less than 1.05%, these expenses would be reduced accordingly. As indicated in the section of this prospectus entitled “Administrative Fee and Annual Account Charge,” we impose the annual account charge (but not any withdrawal charge) if you apply your Account Value to an annuity option on a date other than January 1 of a year.

Example 2a:

Example 2b:

If you withdraw your assets				If you do not withdraw your assets
1 yr	3 yrs	5 yrs	10 yrs	1 yr	3 yrs	5 yrs	10 yrs
$794	$1,202	$1,635	$3,236	$294	$902	$1,535	$3,236

These examples do not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.

GENERAL INFORMATION ABOUT PRUDENTIAL,

THE PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT AND

THE INVESTMENT OPTIONS AVAILABLE UNDER THE

CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

The Prudential Discovery Select Group Variable Contract Account

Prudential established the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”) on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty-two Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future.

The Funds

The following is a list of each Fund, its investment objective and its investment adviser:

The Prudential Series Fund, Inc.

Money Market Portfolio.    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Diversified Bond Portfolio.    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market instruments.

Government Income Portfolio.    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

Conservative Balanced Portfolio.    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Flexible Managed Portfolio.    The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

High Yield Bond Portfolio.    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

Stock Index Portfolio.    The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio.    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index.

Equity Portfolio.    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

Jennison Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Global Portfolio.    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

The Prudential Series Fund, Inc. (the “Fund”), is managed by Prudential Investments LLC (“PI”), an indirect wholly-owned subsidiary of Prudential Financial, under a “manager-of-managers” approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio’s assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio are listed below.

Jennison Portfolio, Prudential Global Portfolio, and Prudential Value Portfolio: Jennison Associates LLC

Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Government Income Portfolio, Prudential Conservative Balanced Portfolio, Prudential Flexible Managed Portfolio, Prudential High Yield Bond Portfolio and Prudential Stock Index Portfolio: Prudential Investment Management, Inc.

AIM Variable Insurance Funds, Inc.

AIM V.I. Core Equity Fund:    The primary investment objective is growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends.

AIM V.I. Premier Equity Fund:    Seeks long-term growth of capital, with income as a secondary objective, by investing, normally 80% of its net assets, in equity securities judged by the fund’s investment adviser to be undervalued relative to the investment adviser’s appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

A I M Advisors, Inc. (“AIM”) serves as the investment advisor to each of the above-mentioned funds. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Credit Suisse Trust

Global Small Cap Portfolio:    Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; investing in companies of any size; and taking a growth investment approach to identifying attractive post-venture-capital investments.

Credit Suisse Asset Management, LLC (CSAM) serves as the investment adviser to the Global Small Cap Portfolio. CSAM’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140.

Janus Aspen Series

Large Cap Growth Portfolio:    Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio:    Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS Variable Insurance Trust

MFS Emerging Growth Series:    Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS Research Series:    Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Massachusetts Financial Services Company (“MFS”) serves as the investment adviser to each of the above funds. MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

PIMCO Advisors VIT

OpCap Managed Portfolio:    Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management’s assessment of relative investment.

OpCap Small Cap Portfolio:    Seeks capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

OpCap Advisors serves as the investment adviser to each of the above funds. OpCap’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio:    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the Fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

T. Rowe Price International Series, Inc.

International Stock Portfolio:    Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

The investment manager for the Equity Income Portfolio is T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. serves as investment adviser to the International Stock Portfolio. Both are located at 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about the Fund portfolios is available in the accompanying prospectuses for each Fund.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services provided by Prudential. These fees currently range between 0% and 0.25% annually.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described below under “Requests, Consents, and Notices,” page 25. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See “Modified Procedures,” page 23.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential at the address shown on the cover page of this Prospectus or such other address as may be communicated in writing by Prudential.

Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described below under “Requests, Consents, and Notices,” page 27. See Transfers, below.

Asset Allocation Program

Prudential may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. Prudential offers the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or Prudential. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

The Contract was not designed for market timing or for persons that make programmed, large, or frequent transfers. Because market timing and similar trading practices generally are disruptive to the Discovery Account and the underlying mutual funds, we monitor Contract transactions in an effort to identify such trading practices. If we detect transactions that could be such trading practices, we send a written notice to the Contractholder and the Participant. That notice advises that if such trading practices continue, we reserve the right, upon direction from the Contractholder or the applicable underlying Fund, to limit the frequency of transfers, suspend the Participant’s privilege to use the Telephone Transfer System or otherwise will take whatever lawful measures are available to us to restrict market timing. Variable insurance products other than the Contract may invest in the Funds available under the Contract. Those other variable insurance products may have few or no limitations on transfers. There may be unfavorable consequences associated with such unlimited trading (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) that may affect all those investing in a Fund through a variable insurance product.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•	transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential.

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require Prudential to give an exchanging variable annuity contractholder “credit”, for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Dollar Cost Averaging

Prudential may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time. Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a onetime basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

You may specify the investment options from which you would like a withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See Withdrawal Charge, page 24. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

Prudential will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding, withdrawal charge and/or annual account charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he elects to have such an arrangement, the balance in his Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable. Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See “Federal Tax Status,” page 27.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take systematic withdrawals first out of the Participant’s investment, if any, in the Guaranteed Interest Account until that amount is exhausted. Thereafter, Prudential will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction in good order. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, Prudential does not impose a withdrawal charge upon systematic withdrawals. However, Prudential may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. Prudential would impose any such charge only on Contracts other than the Small Plan Contract in accordance with the withdrawal charge schedule set out in the Fee Table. Prudential currently permits a Participant who is receiving systematic withdrawals and over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of his balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we generally will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). As discussed below in this section, a potentially greater death benefit may be available under certain retirement arrangements. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. We require proof of death to be submitted promptly. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code Section 401(a)(9) as described under “Minimum Distribution Rules” page 29. With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•	to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the above.

Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant’s death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

•	the Participant’s Account Value as of the date Prudential receives a death benefit payment request in good order;

•	the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

•	the greatest of the Participant’s Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See “Effecting an Annuity,” page 30. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See “Federal Tax Status” section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a one sum cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan; and

•	no withdrawal charge will be imposed upon withdrawals.

Discontinuance of Contributions

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) and 403(b) programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Value used for security on the loan. The term “participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the Plan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant’s Subaccounts.

Availability of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the Plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payment, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the Plan as of the date such loan is made) or

(b)	One-half (½) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the Plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the Plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record-keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee and Annual Account Charge

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at an effective annual rate of 1.05% for the Small Plan Contracts. For Contracts other than the Small Plan Contract, Prudential may reduce the administrative fee if warranted by economies of scale or other pertinent factors.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

•	quarterly, on or about 14 days after the end of each quarter, or

•	annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant’s Employer, or may be deducted from a Participant’s Account Value pro rata from each of the Participant’s Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder’s Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

Charge for Assuming Mortality and Expense Risks

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

With respect to Contracts other than the Small Plan Contract, Prudential may assess a withdrawal charge upon full or partial withdrawals. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. Prudential does not impose a withdrawal charge whenever earnings are withdrawn.

With respect to Contracts other than the Small Plan Contract, the amount of the withdrawal charge that Prudential imposes upon any withdrawal depends upon the number of years of a Participant’s participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date when the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to Prudential, is received by Prudential. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge that Prudential deducts with respect to Contracts other than the Small Plan Contract.

Years of Contract Participation	The Withdrawal Charge Will Be Equal to the Following Percentage of the Contributions Withdrawn
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and Subsequent Years	No Charge

We determine the withdrawal charge applicable to the Small Plan Contract in a different manner from what is described in the preceding paragraphs. Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are only assessed when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under termination of the Contract, Prudential assesses the withdrawal charge against the Employer based on the total of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, Prudential assesses the withdrawal charge only against those assets withdrawn by reason of a specified group leaving the Plan as a result of a corporate merger, restructuring, or other comparable employer initiated event. For example, an Employer may sell a portion of its business that in turn requires that one-half of employees commence work for a new employer, under a new qualified retirement plan not covered under Contract. Prudential would assess the withdrawal charge against the Employer based on the total value of contributions of affected employees withdrawn as a consequence of the partial termination. The Employer may pass this charge on to affected employees.

Each Participant’s Account Value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that have elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract, and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, we do not deduct a withdrawal charge. This withdrawal charge compensates Prudential and its affiliates for the costs associated with contacting Small Plans and their participants and initially establishing Plan and Participant records.

In general, Prudential will reduce the proceeds received by a Participant upon any withdrawal by the amount of the withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

Limitations on Withdrawal Charge

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

•	to purchase an annuity

•	to provide a death benefit

•	pursuant to certain systematic withdrawal plans

•	to provide a minimum distribution payment

•	in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer’s retirement arrangement

•	contributions that originated from a rollover contribution to a Contract.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant’s other Subaccounts and the Guaranteed Interest Account.

Prudential may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential’s anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

•	the utilization of mass enrollment procedures; or

•	the performance of sales functions, which Prudential would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

•	an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Requests, Consents, and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. Prudential, therefore, reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

Tax-Qualified Retirement Arrangements Using The Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of Entity Owners on page 31, which may be applicable in certain circumstances.

Contributions

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a tax penalty. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

NONQUALIFIED ARRANGEMENTS USING THE CONTRACTS

Taxes Payable by Participant

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects an interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or, in most circumstances, transfers made incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax Penalties on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this penalty tax if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

Required Distributions upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If a Participant dies before the annuity date and did not designate a beneficiary, the entire interest in the Contract generally must be distributed within 5 years after the date of death. However, if the Participant designated a beneficiary, the value of the Contract generally must be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy and begin within 1 year of the death of the Participant.

The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under “Charges, Fees and Deductions” starting on page 23.

Information about sales representatives and commissions may be found under “Other Information” and “Sale of the Contract and Sales Commissions” on page 34.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity from Prudential. If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2004, 2003, and 2002, $            , $643,275 and $1,000,475, respectively were paid to PIMS for its services as principal underwriter. During 2004, 2003, and 2002, PIMS retained none of those commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 3.0% of your purchase payments; or

•	a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker-dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. A list of firms that PIMS paid pursuant to such arrangements and the range of fees that PIMS paid is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

Reports to Participants

Prudential will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with any applicable provisions of New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to our practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of Prudential’s former managed care operations and assert nationwide classes. In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. Prudential and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that Prudential received prepayments of approximately $100 million.

Our litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

Statement of Additional Information

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF 1.05%)

SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market					Prudential Series Fund Diversified Bond					Prudential Series Fund Government Income					Prudential Series Fund Conservative Balanced					Prudential Series Fund Flexible Managed
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$11.79	$11.75	$11.42	$10.89	$10.52	$12.67	$11.92	$11.32	$10.45	$10.68	$14.02	$12.59	$11.91	$10.64	$11.10	$ 9.99	$11.15	$11.50	$11.67	$11.10	$ 9.06	$10.57	$11.35	$11.64	N/A
2. End of period (rounded)	$11.75	$11.79	$11.75	$11.42	$10.89	$13.46	$12.67	$11.92	$11.32	$10.45	$14.19	$14.02	$12.59	$11.91	$10.64	$11.73	$ 9.99	$11.15	$11.48	$11.67	$11.08	$9.06	$10.57	$11.35	N/A
3. Accumulation Units Outstanding at end of period	0	16,764	16,727	1,501	359	0	3,762	3,898	3,681	4,044	0	78	119	9	1,387	0	8	8	7	865	0	193	78	24	N/A

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond					Prudential Series Fund Stock Index					Prudential Series Fund Value					Prudential Series Fund Equity					Prudential Series Fund Jennison
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$ 9.28	$ 9.22	$ 9.39	$10.33	$10.02	$ 9.34	$12.28	$14.12	$15.54	$13.09	$ 9.57	$12.49	$12.94	$11.23	$10.13	$8.35	$10.98	$12.55	$12.15	$10.96	$8.47	$12.59	$15.46	$18.82	$13.43
2. End of period (rounded)	$11.46	$ 9.28	$ 9.22	$ 9.39	$10.33	$11.82	$ 9.34	$12.28	$14.12	$15.54	$12.11	$ 9.57	$12.49	$12.94	$11.23	$10.96	$ 8.35	$10.98	$12.55	$12.15	$10.90	$ 8.47	$12.59	$15.46	$18.82
3. Accumulation Units Outstanding at end of period	0	692	771	766	594	0	10,999	11,260	10,017	10,316	0	1,276	927	689	2,738	0	2,345	2,334	1,395	872	0	1,832	1,678	923	1,110

	SUBACCOUNTS
	Prudential Series Fund Global					AIM V.I. Core Equity					AIM V.I. Premier Equity					Credit Suisse Global Post-Venture Capital					Janus Aspen Growth
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$7.93	$10.75	$13.17	$16.19	$11.08	$8.79	$10.67	$14.07	$16.37	$12.37	$8.34	$12.22	$14.08	$16.60	$12.97	$6.29	$9.71	$13.91	$17.15	$10.64	$8.62	$12.02	$16.28	$18.91	$13.33
2. End of period (rounded)	$10.58	$ 7.93	$10.75	$13.17	$16.19	$10.81	$ 8.79	$10.67	$14.07	$16.37	$10.30	$ 8.34	$12.22	$14.08	$16.90	$9.18	$6.29	$ 9.71	$13.91	$17.15	$11.23	$ 8.62	$12.02	$16.28	$18.91
3. Accumulation Units Outstanding at end of period	0	1,733	1,224	664	75	0	655	479	340	351	0	3,745	3,998	11,248	577	0	2,389	1,403	587	1,372	0	2,598	1,854	973	1,197

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF 1.05%)

SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Janus Aspen International Growth					MFS Emerging Growth					MFS Research					PIMCO OpCap Managed					PIMCO OpCap Small Cap
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$9.12	$12.38	$16.31	$19.69	$10.96	$7.87	$12.18	$18.59	$23.04	$13.23	$7.88	$10.67	$13.77	$14.45	$11.82	$ 9.31	$11.40	$12.10	$11.18	N/A	$10.50	$13.64	$12.78	$ 8.89	$ 9.19
2. End of period (rounded)	$12.16	$ 9.12	$12.38	$16.31	$19.69	$10.13	$ 7.87	$12.18	$18.59	$23.04	$9.71	$ 7.88	$10.67	$13.77	$14.45	$11.20	$ 9.31	$11.40	$12.10	N/A	$14.80	$10.50	$13.64	$12.75	$ 8.69
3. Accumulation Units Outstanding at end of period	0	1,762	1,467	3,242	31	0	5,506	5,403	10,319	82	0	600	228	97	1	0	619	522	344	N/A	0	299	178	233	1,162

	SUBACCOUNTS
	T. Rowe Price Equity Income					T. Rowe Price International Stock
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99
1. Beginning of period (rounded)	$11.19	$13.10	$13.15	$11.63	$11.38	$6.77	$8.35	$10.84	$13.45	$10.24
2. End of period (rounded)	$13.88	$11.19	$13.10	$13.15	$11.63	$8.74	$6.77	$ 8.35	$10.84	$13.45
3. Accumulation Units Outstanding at end of period	0	396	346	238	480	0	1,195	881	3,495	409

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .85%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market							Prudential Series Fund Diversified Bond							Prudential Series Fund Government Income
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$11.92	$11.86	$11.51	$10.94	$10.52	$10.08	$10.00	$12.81	$12.08	$11.41	$10.50	$10.68	$10.07	$10.00	$14.17	$12.77	$11.94	$10.69	$11.10	$10.27	$10.00
2. End of period (rounded)	$11.90	$11.92	$11.86	$11.51	$10.94	$10.52	$10.08	$13.63	$12.81	$12.08	$11.41	$10.50	$10.68	$10.07	$14.38	$14.17	$12.77	$11.94	$10.69	$11.10	$10.27
3. Accumulation Units Outstanding at end of period	259,361	271,995	226,026	238,181	127,605	42,992	815	339,564	316,624	270,078	157,705	105,742	63,041	542	283,917	267,515	115,455	75,262	58,456	33,914	60

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced							Prudential Series Fund Flexible Managed							Prudential Series Fund High Yield Bond
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98* to 12/31/98	07/31/97 to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$10.10	$11.21	$11.56	$11.73	$11.10	$10.03	$10.00	$ 9.16	$10.60	$11.36	$11.64	$10.90	$ 9.99	$10.00	$ 9.38	$ 9.33	$ 9.47	$10.38	$10.02	$10.37	$10.00
2. End of period (rounded)	$11.88	$10.10	$11.21	$11.56	$11.73	$11.10	$10.03	$11.22	$ 9.16	$10.60	$11.36	$11.64	$10.90	$ 9.99	$11.61	$ 9.38	$ 9.33	$ 9.47	$10.38	$10.02	$10.37
3. Accumulation Units Outstanding at end of period	334,020	312,606	318,311	302,251	246,332	146,440	563	416,220	393,604	379,851	351,407	256,779	149,274	4,286	142,408	87,391	84,528	66,150	36,945	19,787	1,952

	SUBACCOUNTS
	Prudential Series Fund Stock Index							Prudential Series Fund Value							Prudential Series Fund Equity
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$ 9.44	$12.25	$14.07	$15.62	$13.09	$10.29	$10.00	$ 9.67	$12.52	$12.92	$11.29	$10.13	$10.48	$10.00	$ 8.44	$10.98	$12.48	$12.21	$10.96	$10.12	$10.00
2. End of period (rounded)	$11.98	$ 9.44	$12.25	$14.07	$15.62	$13.09	$10.29	$12.27	$ 9.67	$12.52	$12.92	$11.29	$10.13	$10.48	$11.00	$ 8.44	$10.98	$12.48	$12.21	$10.96	$10.12
3. Accumulation Units Outstanding at end of period	1,593,490	1,516,797	1,410,925	1,266,223	888,608	382,563	1,890	304,890	266,538	217,738	157,912	120,568	53,578	1,171	1,353,826	1,451,531	1,533,228	1,454,168	1,188,971	769,653	2,907

	SUBACCOUNTS
	Prudential Series Fund Jennison							Prudential Series Fund Global							AIM V.I. Core Equity
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99*	01/01/98 to 12/31/98	07/31/97 to 12/31/97
1. Beginning of period (rounded)	$ 8.56	$12.52	$15.47	$18.91	$13.43	$ 9.87	$10.00	$ 8.01	$10.81	$13.26	$16.27	$11.08	$ 8.95	$10.00	$ 8.89	$10.63	$13.92	$16.45	$12.37	$ 9.79	$10.00
2. End of period (rounded)	$11.04	$ 8.56	$12.52	$15.47	$18.91	$13.43	$ 9.87	$10.64	$ 8.01	$10.81	$13.26	$16.27	$11.08	$ 8.95	$10.95	$ 8.89	$10.63	$13.92	$16.45	$12.37	$ 9.79
3. Accumulation Units Outstanding at end of period	1,074,781	995,244	909,515	773,331	416,885	77,040	3,111	292,309	275,503	277,037	261,996	206,013	124,465	1,576	534,675	519,606	497,662	434,583	202,653	16,899	1,122

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .85%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AIM V.I. Premier Equity							Credit Suisse Global Post-Venture Capital							Janus Aspen Growth
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$ 8.43	$12.20	$14.10	$16.68	$12.97	$ 9.89	$10.00	$6.36	$ 9.76	$13.81	$17.23	$10.64	$10.08	$10.00	$ 8.72	$11.98	$16.07	$19.01	$13.33	$ 9.92	$10.00
2. End of period (rounded)	$10.44	$ 8.43	$12.20	$14.10	$16.68	$12.97	$ 9.89	$9.30	$ 6.36	$ 9.76	$13.81	$17.23	$10.64	$10.08	$11.37	$ 8.72	$11.98	$16.07	$19.01	$13.33	$ 9.92
3. Accumulation Units Outstanding at end of period	612,388	598,293	544,688	461,578	275,517	37,442	1,738	164,954	142,665	123,891	119,358	11,646	6,039	5	1,085,140	1,078,470	1,080,734	971,747	455,919	43,275	462

	SUBACCOUNTS
	Janus Aspen International Growth							MFS Emerging Growth							MFS Research
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$ 9.22	$12.52	$16.47	$19.79	$10.96	$ 9.44	$10.00	$ 7.96	$12.14	$18.43	$23.15	$13.23	$ 9.95	$10.00	$7.97	$10.67	$13.68	$14.52	$11.82	$ 9.67	$10.00
2. End of period (rounded)	$12.32	$ 9.22	$12.52	$16.47	$19.79	$10.96	$ 9.45	$10.26	$ 7.96	$12.14	$18.43	$23.15	$13.23	$ 9.95	$9.84	$ 7.97	$10.67	$13.68	$14.52	$11.82	$ 9.67
3. Accumulation Units Outstanding at end of period	702,757	686,039	632,016	551,652	189,554	34,735	942	659,587	573,772	515,877	443,945	234,665	61,164	470	157,635	141,156	132,489	102,656	57,813	14,548	779

	SUBACCOUNTS
	PIMCO OpCap Managed							PIMCO OpCap Small Cap							T. Rowe Price Equity Income
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$ 9.41	$11.43	$12.15	$11.18	$10.75	$10.13	$10.00	$10.61	$13.68	$12.75	$ 8.94	$ 9.19	$10.20	$10.00	$11.31	$13.15	$13.09	$11.69	$11.38	$10.54	$10.00
2. End of period (rounded)	$11.34	$ 9.41	$11.43	$12.15	$11.18	$10.75	$10.13	$14.99	$10.61	$13.68	$12.75	$ 8.94	$ 9.19	$10.20	$14.05	$11.31	$13.15	$13.09	$11.69	$11.38	$10.54
3. Accumulation Units Outstanding at end of period	166,896	130,863	105,480	75,083	59,831	23,869	2,135	268,803	216,660	150,562	82,413	29,150	12,742	2,781	364,477	284,687	194,085	123,371	88,559	26,852	1,704

	SUBACCOUNTS
	T. Rowe Price International Stock
	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	07/31/97* to 12/31/97
1. Beginning of period (rounded)	$6.85	$ 8.46	$10.99	$13.51	$10.24	$ 8.92	$10.00
2. End of period (rounded)	$8.85	$ 6.85	$ 8.46	$10.99	$13.51	$10.24	$ 8.92
3. Accumulation Units Outstanding at end of period	78,281	7,044	54,084	36,679	15,783	6,523	216

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .70%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market				Prudential Series Fund Diversified Bond				Prudential Series Fund Government Income
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$11.97	$11.89	$11.52	$11.05	$12.86	$12.11	$11.42	$10.70	$14.23	$12.81	$11.95	$10.92
2. End of period (rounded)	$11.97	$11.97	$11.89	$11.52	$13.71	$12.86	$12.11	$11.42	$14.46	$14.23	$12.81	$11.95
3. Accumulation Units Outstanding at end of period	42,537	33,040	22,232	14,789	113,490	73,947	31,813	561	127,403	104,163	31,687	168

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced				Prudential Series Fund Flexible Managed				Prudential Series Fund High Yield Bond
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$10.14	$11.24	$11.57	$11.85	$9.20	$10.63	$11.37	$11.60	$9.42	$9.36	$9.48	$10.39
2. End of period (rounded)	$11.95	$10.14	$11.24	$11.57	$11.29	$9.20	$10.63	$11.37	$11.67	$9.42	$9.36	$9.48
3. Accumulation Units Outstanding at end of period	41,570	22,224	7,775	2,362	37,625	25,631	15,284	3,198	118,534	66,960	14,967	354

	SUBACCOUNTS
	Prudential Series Fund Stock Index				Prudential Series Fund Value				Prudential Series Fund Equity
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$9.73	$12.61	$14.46	$16.37	$9.71	$12.56	$12.93	$10.34	$8.47	$11.01	$12.50	$11.33
2. End of period (rounded)	$12.36	$9.73	$12.61	$14.46	$12.34	$9.71	$12.56	$12.93	$11.06	$8.47	$11.01	$12.50
3. Accumulation Units Outstanding at end of period	323,348	260,750	192,008	84,943	58,353	36,045	19,353	2,843	16,584	10,011	5,921	1,548

	SUBACCOUNTS
	Prudential Series Fund Jennison				Prudential Series Fund Global				AIM V.I. Core Equity
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$8.60	$12.55	$15.49	$21.69	$8.05	$10.84	$13.27	$17.93	$8.92	$10.66	$13.93	$18.04
2. End of period (rounded)	$11.10	$8.60	$12.55	$15.49	$10.70	$8.05	$10.84	$13.27	$11.01	$8.92	$10.66	$13.93
3. Accumulation Units Outstanding at end of period	623,983	492,247	298,456	140,154	16,495	12,849	9,627	7,939	208,545	180,816	159,937	75,019

* Effective date

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .70%)

CONTRACTS OTHER THAN SMALL PLAN CONTRACT—(Continued)

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	AIM V.I. Premier Equity				Credit Suisse Global Post-Venture Capital				Janus Aspen Growth
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$8.46	$12.24	$14.11	$18.34	$6.39	$9.78	$13.82	$20.88	$8.75	$12.01	$16.09	$20.99
2. End of period (rounded)	$10.49	$8.46	$12.24	$14.11	$9.35	$6.39	$9.78	$13.82	$11.44	$8.75	$12.01	$16.09
3. Accumulation Units Outstanding at end of period	171,707	143,079	124,307	62,899	283,289	211,489	125,306	47,930	475,097	399,112	303,201	121,963

	SUBACCOUNTS
	Janus Aspen International Growth				MFS Emerging Growth				MFS Research
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$9.26	$12.55	$16.49	$23.45	$7.99	$12.17	$18.45	$26.65	$8.00	$10.69	$13.70	$16.09
2. End of period (rounded)	$12.39	$9.26	$12.55	$16.49	$10.32	$7.99	$12.17	$18.45	$9.90	$8.00	$10.69	$13.70
3. Accumulation Units Outstanding at end of period	296,802	237,271	157,277	61,204	266,722	214,555	167,122	66,053	56,429	52,339	40,783	18,369

	SUBACCOUNTS
	PIMCO OpCap Managed				PIMCO OpCap Small Cap				T. Rowe Price Equity Income
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$9.45	$11.47	$12.16	$10.78	$10.66	$13.72	$12.77	$9.23	$11.36	$13.18	$13.10	$10.98
2. End of period (rounded)	$11.41	$9.45	$11.47	$12.16	$15.08	$10.66	$13.72	$12.77	$14.13	$11.36	$13.18	$13.10
3. Accumulation Units Outstanding at end of period	77,420	62,989	52,688	3,912	309,753	228,160	100,678	8,447	523,697	361,964	138,954	12,608

	SUBACCOUNTS
	T. Rowe Price International Stock
	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	03/22/2000* to 12/31/2000
1. Beginning of period (rounded)	$6.88	$8.49	$11.00	$13.45
2. End of period (rounded)	$8.90	$6.88	$8.49	$11.00
3. Accumulation Units Outstanding at end of period	30,303	17,339	4,114	1,539

* Effective date

DISCOVERY SELECT

GROUP RETIREMENT ANNUITY

Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries: Pruco Securities LLC; Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DISCOVERY SELECTSM is a service mark of Prudential.

DS.PU.003

Ed. 05/2004

PRESORTED

STANDARD

U.S. POSTAGE

PAID

PRUDENTIAL

STATEMENT OF ADDITIONAL INFORMATION	MAY 2, 2005

DISCOVERY SELECT

        GROUP RETIREMENT ANNUITY

DISCOVERY SELECT

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY SELECT GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY SELECTSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified annuity arrangements on a continuous basis. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Advisors VIT, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 2, 2005. Certain portions of that May 2, 2005 prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling 1-800-458-6333.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (888) PRU-2888

Prudential

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: 1-800-458-6333

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS – The Portfolios of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Credit Suisse Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Advisers VIT, T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Account”), invested through its Subaccounts in shares of the corresponding Funds.

SMALL PLAN CONTRACT – A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participant.

SUBACCOUNT – A division of the Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

3

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with it. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

A daily charge is made which is equal to a maximum effective annual rate of 0.85% of the net assets in each Subaccount (this charge is equal to 1.05% for Small Plan Contracts). All of this charge is for administrative expenses not covered by the annual account charge. During 2004, 2003, and 2002, Prudential received $            , $1,397,499, and $1,343,361, respectively for administrative expenses and for providing management services. There is also an annual account charge for administrative expenses of not greater than $32 assessed against a Participant Account. During 2004, 2003, and 2002, Prudential collected $            , $112,772, and $45,575, respectively in annual account charges.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account, as discussed in the prospectus. During 2004, 2003, and 2002 Prudential collected $            , 28,330,508, and $28,774,315, respectively in withdrawal charges.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Prudential Discovery Premier Group Variable Contract Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

4

During 2004, 2003, and 2002, $            , $643,275, and $1,000,475, respectively was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of those commissions.

As discussed in the prospectus, Prudential pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Prudential may pay trial commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trial commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCT

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•	Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

5

Name of Firms: To be filed by Post-Effective Amendment 485(b).

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

Financial Statements will be filed by Post-Effective Amendment 485(b).

6

PART C

OTHER INFORMATION

Item 24. Financial statements and Exhibits

(a)	The following financial statements are included in Part B:

(b)	Financial Statements of Registrant for the fiscal year ended December 31, 2004 (Note 1)

Financial Statement of Depositor – The Prudential Insurance Company of America (Note 1)

(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on February 11, 1997 establishing the Prudential Discovery Select Group Variable Contract Account (the “Discovery Account”). (Note 2)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 6)

3(b).	Broker-dealer sales agreement. (Note 2)

4(a).	Form of Group Annuity Contract offered by The Prudential Insurance Company of America (FL). (Note 2)

4(b).	Form of Group Annuity Contract offered to small 401(k) plans by The Prudential Insurance Company of America. (PA) (Note 4)

4(c)	Form of Group Annuity Contract offered by the Prudential Insurance Company of America (NJ). (Note 7)

5(a).	Not applicable.

5(b).	Form of Participant enrollment form (including acknowledgment of restrictions on redemption imposed by I.R.C. Section 403(b)). (Note 2)

6(a).	Charter of The Prudential Insurance Company of America, as amended July, 2004. (Note 8)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended as of September 10, 2002. (Note 5)

7.	Not applicable.

8(a).	Participation Agreement between The Prudential Insurance Company of America and AIM Variable Insurance Funds, Inc. (Note 2)

8(b).	Participation Agreement between The Prudential Insurance Company of America and T. Rowe Price Equity Series, Inc. (Note 2)

8(c).	Participation Agreement between The Prudential Insurance Company of America and Janus Aspen Series. (Note 2)

8(c)(i).	Form of Amendment to Participation Agreement between The Prudential Insurance Company of America and Janus Aspen Series. (Note 6)

8(d).	Participation Agreement between The Prudential Insurance Company of America and MFS Variable Insurance Trust. (Note 2)

8(e).	Participation Agreement between The Prudential Insurance Company of America and OCC Accumulation Trust. (Note 2)

8(f).	Participation Agreement between The Prudential Insurance Company of America and Warburg Pincus Trust. (Note 2)

8(g).	Retirement Plan Services Outsourcing Agreement between The Prudential Insurance Company of America and BISYS Plan Services, L.P. (Note 4)

9.	Consent and opinion of Clifford E. Kirsch, Chief Counsel, Variable Products, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 1)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Accountants. (Note 1)

10(c).	Powers of Attorney for Frederick Becker, Richard Carbone, James Cullen, William Gray, Jon Hanson, Glen Hiner, Constance Horner, Arthur Ryan, Ida Schmertz, James Unruh. (Note 3)

11.	Not applicable.

12.	Not applicable.

(Note 1)	To be filed by Post-Effective Amendment.

(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed June 17, 1997.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed on April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 19, 1998.

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2.

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed October 16, 1998.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed February 23, 1999.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April xx, 2005, on behalf of The Prudential Variable Contract Real Property Account.

Item 25.	Directors and Officers of the Depositor

Directors of Prudential are listed below:

Name and Principal Business Address(*)	Position and Offices with Depositor
Frederic K. Becker	Director
Gordon M. Bethune	Director
W. Gaston Carperton III	Director
Gilbert F. Casellas	Director
James G. Cullen	Director
William H. Gray III	Director
Jon F. Hanson	Director
Glen H. Hiner	Director
Constance J. Horner	Director
Karl J. Krapek	Director
Arthur F. Ryan	Chairman of the Board
Ida F. S. Schmertz	Director
James A. Unruh	Director

Principal Officers of Prudential are listed below:

Name and Principal Business Address(*)	Position and Offices with Depositor
Vivian L. Banta	Chief Executive Officer, Insurance Division
Richard J. Carbone	Senior Vice President and Chief Financial Officer
C. Edward Chaplin	Senior Vice President and Treasurer
Kathleen M. Gibson	Vice President and Secretary
Robert C. Golden	Executive Vice President
Mark B. Grier	Vice Chairman, Financial Management
John M. Liftin	Senior Vice President and General Counsel
Arthur F. Ryan	Chief Executive Officer and President
Peter B. Sayre	Senior Vice President and Corporate Controller

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed March 10, 2004, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of February 28, 2005, there were      Contractholders of qualified Contracts offered by Registrant.

Item 28. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, American Skandia Advisor Funds, Inc., Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)(1) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors. None of these persons has a position or office with the Registrant:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER
Robert F. Gunia	President

Kenneth I. Schindler	Senior Vice President and Chief Compliance Officer

David R. Odenath 751 Broad Street Newark, NJ 07102	Executive Vice President

Stephen Pelletier	Executive Vice President

Bernard B. Winograd	Executive Vice President

Scott Sleyster 280 Trumbull Street Hartford, CT 06103	Executive Vice President

Edward P. Baird	Executive Vice President

C. Edward Chaplin 751 Broad Street Newark, NJ 07102	Executive Vice President and Treasurer

William V. Healey	Senior Vice President, Secretary and Chief Legal Officer

Michael J. McQuade	Senior Vice President, Comptroller and Chief Financial Officer

Peter J. Boland	Senior Vice President and Director of Operations

1)	The address of each person named is 100 Mulberry Street, Newark, NJ 07102 unless otherwise noted.

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services, LLC		$-0-	$-0-

Item 30. Location of Accounts and Records

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, New Jersey 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street Newark,

New Jersey 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

56 North Livingston Avenue

Roseland, New Jersey 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, New Jersey 08830

State Street Bank & Trust

801 Pennsylvania

Kansas City, MO 64105

BISYS Plan Services, L. P.

323 Norristown Road

Ambler, PA 19002

Item 31. Management Services

Summary of Retirement Plan Services Outsourcing Agreement

Included as an exhibit to this registration statement is an agreement (the “Agreement”) dated August 6, 1998 between The Prudential Insurance Company of America (“Prudential”) and BISYS Plan Services, L. P. (“BISYS”). Pursuant to the Agreement, Prudential has delegated to BISYS certain recordkeeping and administrative services to be performed on behalf of certain defined contribution pension plans (the “Plans”) that qualify or intend to qualify under Section 401(k) and/or Section 401(a) of the Internal Revenue Code of 1986, as amended. In addition to the recordkeeping and administrative services, BISYS is obligated under the Agreement to arrange for the provision to the Plans of certain trust and accounting services and certain order placement, processing and related services. Schedule F of the Agreement describes the specific services that BISYS will provide with respect to the Discovery Select Group

Retirement Annuity. These services include, among others: (a) providing participant-level recordkeeping, (b) administering certain features of the annuity, and (c) transmitting participant purchase orders.

The Plans to which BISYS will provide these services are small defined contribution plans with which Prudential has entered into an administrative services agreement. Typically, these Plans will share the following characteristics, among others: (a) less than $1 million in anticipated Plan assets, (b) fewer than 100 eligible employees, and (c) $3,000 minimum average annual cash flow per participant (for a start-up Plan).

Under the Agreement, BISYS collects from the Plans a variety of fees and charges (the “Fees”) on Prudential’s behalf, and is entitled to keep such Fees as payment in full for BISYS’s satisfactory performance of its services and obligations under the Agreement. These Fees include, among others: (a) an annual fee of $2,000 per Plan, (b) an annual fee per Plan participant of either $14 or $28, and (c) an installation charge for each startup Plan of $1,500.

The initial term of the Agreement is two years from the Agreement’s “effective date.” The Agreement is automatically extended for successive two year terms unless, at least 180 days prior to the end of such initial or subsequent term, BISYS gives Prudential notice that such term will not be extended.

Item 32. Undertakings

The Registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America under the respective facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for The Prudential Insurance Company of America to earn a profit, the degree to which the contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any contract or prospectus or otherwise.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal thereunto affixed and attested, all in the City of Iselin and the State of New Jersey, on this 28th day of February, 2005.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
(REGISTRANT)

BY:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(DEPOSITOR)

SIGNATURES

SIGNATURE AND TITLE

/s/ *
ARTHUR F. RYAN
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ *
RICHARD J. CARBONE
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

/s/ *
PETER B. SAYRE
SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER (CHIEF ACCOUNTING OFFICER)

/s/ *
FREDERIC K. BECKER
DIRECTOR

/s/ * JAMES G. CULLEN DIRECTOR	*By:	STEPHEN E. WIELER
STEPHEN E. WIELER
(ATTORNEY-IN-FACT)

/s/ *
WILLIAM H. GRAY III
DIRECTOR

/s/ *
JON F. HANSON
DIRECTOR

/s/ *
GLEN H. HINER
DIRECTOR

/s/ *
CONSTANCE J. HORNER
DIRECTOR

/s/ *
IDA F. S. SCHMERTZ
DIRECTOR

/s/ *
JAMES A. UNRUH
DIRECTOR
	*By:	STEPHEN E. WIELER
STEPHEN E. WIELER
(ATTORNEY-IN-FACT)